UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2025

CYCLACEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50626	91-1707622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 10, Tower 11, Avenue 5, The Horizon

Bangsar South City, No. 8, Jalan Kerinchi, 59200, Kuala Lumpur, Malaysia

(Address Of Principal Executive Offices And Zip Code)

Registrant’s telephone number, including area code: (908) 517-7330

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CYCC	The Nasdaq Stock Market LLC
Preferred Stock, $0.001 par value	CYCCP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On June 20, 2025, Cyclacel Pharmaceuticals, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”), pursuant to which the Investors agreed to purchase from the Company an aggregate of 3,000,000 shares of Series F Convertible Preferred Stock (the “Series F Preferred Stock”) of the Company at a purchase price of $1.00 per share for aggregate gross proceeds of $3,000,000, subject to the terms and conditions of the Purchase Agreement. In connection with the transaction, the Company issued a series A common stock purchase warrant, series B common stock purchase warrant and series C common stock purchase warrant to each Investor (collectively, the “Warrants”). The proceeds of the transaction will be used for general corporate and operating purposes.

The Investors agreed to invest a total of $3,000,000 at the closing of the transactions under the Purchase Agreement in exchange for an aggregate of 3,000,000 shares of Series F Preferred Stock and 29,430,000 Warrants, which occurred on or about June 20, 2025 (the “Closing”).

Each share of Series F Preferred Stock is convertible into 3.27 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”). In no event will the Series F Preferred Stock be convertible into Common Stock in a manner that would result in each Investor or their transferees or their affiliates holding more than the lower of (i) the maximum percentage of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Series F Preferred Stock that can be issued to the holder without requiring a vote of the stockholders of the Company under the rules and regulations of The Nasdaq Capital Market (“Nasdaq”); and (ii) 4.99% of the number of shares of Common Stock outstanding immediately before the original issue date (the “Series F Ownership Limitation”), prior to the date that the Company’s stockholders approve the issuance of shares of Common Stock to the Investors upon conversion of the Series F Preferred Stock.

The series A common stock purchase warrants entitle each Investor to purchase 3,270,000 shares of common stock of the Company at an exercise price of $0.51 per share with an expiration date five years from the date of issuance. The series B common stock purchase warrants entitle each Investor to purchase 3,270,000 shares of common stock of the Company at an exercise price of $0.60 per share with an expiration date five years from the date of issuance. The series C common stock purchase warrants entitle each Investor to purchase 3,270,000 shares of common stock of the Company at an exercise price of $0.68 per share with an expiration date five years from the date of issuance.

Pursuant to the Purchase Agreement, the Company filed a certificate of designations (the “Series F Certificate of Designations”) with the Secretary of State of Delaware designating the rights, preferences and limitations of the shares of the Series F Preferred Stock on June 20, 2025. The Series F Certificate of Designations provides, in particular, that the Series F Preferred Stock will vote together with the Common Stock on an as-converted basis, subject to the Series F Ownership Limitation, subject further to adjustments for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions.

The holders of Series F Preferred Stock will be entitled to participate in any dividends made on shares of Common Stock (on an as-converted basis) if and when such dividends are declared. Upon any liquidation or sale of the Company or all or substantially all of its assets, the holders of the Series F Preferred Stock will be entitled to receive pari passu with the other holders of preferred stock, prior to and in preference to any distribution to holders of Common Stock, an amount equal to $1.00 per share, the stated value of the Series F Preferred Stock, then held by them plus any accrued but unpaid dividends. Thereafter, the remaining assets of the Company will be distributed to the holders of Common Stock until such holders receive a return of their capital originally contributed, and thereafter, any remaining assets will be distributed to all holders of Common Stock and preferred stock pro rata based on the number of shares held on an as-converted basis.

The Company agreed to obtain approval by its stockholders, which will include, among other things, proposal for the issuance of all of the Common Stock to the Investors in compliance with the rules and regulations of Nasdaq (without regard to any limitations on conversion set forth in the Series F Certificate of Designations or exercise set forth in the Warrants).

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Purchase Agreement is incorporated herein by reference only to provide information regarding the terms of the Purchase Agreement, and not to provide any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission (the “Commission”).

The foregoing description of the Purchase Agreement, the Warrants and the Series F Certificate of Designations do not purport to be complete and are qualified in their entirety by reference to the full text of the Series F Certificate of Designations, the Purchase Agreement and the Warrants which are filed as Exhibits 3.1, 10.1, 10.2, 10.3 and 10.4 respectively, to this Current Report on Form 8-K and incorporated herein by reference.

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Item 3.02. Unregistered Sales of Equity Securities.

The disclosure required by this Item and included in Item 1.01 of this Current Report is incorporated herein by reference. The shares of Series F Preferred Stock (and the shares of Common Stock issuable upon conversion thereof) and the Warrants (and the shares of Common Stock issuable upon exercise thereof) are being sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption provided by Regulation S (“Regulation S”) of the Securities Act, which permits offers or sales of securities by the Company outside of the United States that are not made to “U.S. Persons” or for the account or benefit of a “U.S. Person”, as that term is defined in Rule 902 of Regulation S.

Item 3.03. Material Modifications to Rights of Security Holders.

The disclosure required by this Item and included in Item 1.01 of this Current Report is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure required by this Item and included in Item 1.01 of this Current Report is incorporated herein by reference.

Item 8.01. Other Events.

On June 20, 2025, the Company issued a press release announcing the entry into the Purchase Agreement and Warrants and the Closing related thereto. A copy of such press release is attached to this Current Report on Form 8-K as Exhibits 99.1.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Such forward-looking statements include, among other things, statements related to the receipt of stockholder approval to issue the shares of common stock pursuant to the contemplated transactions. You are urged to consider statements that include the words “may,” “will,” “would,” “could,” “should,” “believes,” “estimates,” “projects,” “potential,” “expects,” “plans,” “anticipates,” “intends,” “continues,” “forecast,” “designed,” “goal,” or the negative of those words or other comparable words to be uncertain and forward-looking. These risks and uncertainties include the risk that the Company may not be successful in receiving the stockholder approval contemplated, and the other risks described more fully in Cyclacel Pharmaceuticals’ filings with the Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ending December 31, 2024 and its other documents subsequently filed with or furnished to the Commission, including its Form 10-Q for the quarter ended March 31, 2025. For a further list and description of the risks and uncertainties the Company faces, please refer to our most recent Annual Report on Form 10-K and other periodic filings we file with the Commission that are available at www.sec.gov. Such forward-looking statements are current only as of the date they are made, and we assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series F Preferred Stock
10.1	Form of Securities Purchase Agreement, dated as of June 20, 2025, by and among the Company and the Investors
10.2	Form of Series A Common Stock Purchase Warrant
10.3	Form of Series B Common Stock Purchase Warrant
10.4	Form of Series C Common Stock Purchase Warrant
99.1	Press release dated June 20, 2025
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 20, 2025	Cyclacel Pharmaceuticals, Inc.

	By:	/s/ Datuk Dr. Doris Wong Sing Ee
	Name:	Datuk Dr. Doris Wong Sing Ee
	Title:	Chief Executive Officer and Executive Director

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